UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                January 29, 2004

                           COLUMBIA SPORTSWEAR COMPANY
             (Exact name of registrant as specified in its charter)

              Oregon                     000-23939                 93-0498284
   (State or other jurisdiction    (Commission File Number)     (IRS Employer
         of incorporation)                                   Identification No.)

   14375 NW Science Park Drive Portland, Oregon                          97229
     (Address of principal executive offices)                       (Zip Code)




       Registrant's telephone number, including area code: (503) 985-4000

                                    No Change
          (Former name or former address, if changed since last report)

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Item 12.  Results of Operations and Financial Condition

         On January 29, 2004, Columbia Sportswear Company issued a press release reporting its fourth quarter and fiscal year 2003 financial results. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           COLUMBIA SPORTSWEAR COMPANY

                              Dated:  January 29, 2004



                           By:  /s/ Carl K. Davis
                                -----------------------------------------------
                                Carl K. Davis
                                Vice President and General Counsel, Secretary

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                                  EXHIBIT INDEX

Exhibit    Description
-------    -----------

  99.1     Press release dated January 29, 2004.